UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2004

Alliant Techsystems Inc.
(Exact Name of Registrant as Specified in Its Charter)

(Commission File Number) 1-10582

Delaware	41-1672694
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota	55436-1097
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Effective April 1, 2004 (fiscal 2005), Alliant Techsystems Inc. (ATK or registrant) realigned its business operations and subsequently filed a Current Report on Form 8-K dated June 1, 2004 including Item 7 and Item 8 from ATK’s fiscal 2004 Form 10-K revised to reflect this realignment.  ATK has subsequently determined that the elimination of profit recognized on intercompany transactions relating to the Advanced Propulsion and Space Systems segment for fiscal 2004 was calculated in error.  The following table presents the numbers as reported in the Form 8-K and as corrected.  Item 7 and Item 8 from ATK’s fiscal 2004 Form 10-K are attached as Exhibits 99.1 and 99.2, respectively, and reflect this corrected realignment.

Income from Continuing Operations before Interest, Income Taxes, and Minority Interest Expense

	Year Ended March 31
(amounts in millions)	2004 (as reported)	As a % of Sales	2004 (as corrected)	As a % of sales	Change

Advanced Propulsion and Space Systems	$22.3	7.3%	$29.7	9.7%	$7.4
Corporate	(10.3)		(17.7)		(7.4)

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Item 8. Financial Statements and Supplementary Data

99.3	Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

		By:	/s/ Eric S. Rangen
		Name:	Eric S. Rangen
		Title:	Executive Vice President and Chief Financial Officer

Date:	October 28, 2004